UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement,
dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware		19720

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 19, 2006, Morgan Stanley issued a press release announcing that Morgan Stanley’s Board of Directors has approved the spin-off of Discover. The Discover spin-off, which is subject to regulatory approval and other customary conditions, is expected to take place in the third quarter of 2007. Discover Bank, as Master Servicer, Servicer and Seller to Discover Card Master Trust I (the “Trust”), is a wholly owned indirect subsidiary of Morgan Stanley and a part of Morgan Stanley’s Discover business.
     On December 19, 2006, Moody’s Investors Service issued a press release announcing that it had placed the ratings on twenty-two classes of Class B certificates issued through the Trust under review for possible downgrade. Moody’s has indicated that if the Discover spin-off occurs, these classes of Class B certificates would likely be downgraded to A3 from A2 unless compensating actions are taken by Discover. The ratings on twenty-six classes of Class A certificates issued through the Trust, including all publicly issued Class A certificates, were affirmed.
     A complete list of classes of Class B certificates under review by Moody’s Investors Service is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. A complete list of four classes of Class B Certificates which are not under review by Moody’s Investors Service because they are scheduled to mature within the next six months is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.
     Also, on December 19, 2006, Fitch Ratings affirmed its current ratings on all securities issued through the Trust, and Standard & Poor’s affirmed its ratings on all classes of transactions issued by the Trust.
     The information above contains forward-looking statements, including without limitation statements about the expected timing and completion of the proposed spin-off of Discover. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs and which are subject to risks and uncertainties, many of which are beyond the control of Discover Bank and the Trust, that may cause actual outcomes and results to differ materially from those projected or anticipated. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur, or if any of them do so, what impact they will have on the Trust.

Item 9.01 Financial Statements and Exhibits
c.	Exhibits

99.1	List of classes of Class B certificates under review by Moody’s Investors Service.

99.2	List of classes of Class B certificates not under review by Moody’s Investors Service.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: December 22, 2006	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	List of classes of Class B certificates under review by Moody’s Investors Service.

Exhibit 99.2	List of classes of Class B certificates not under review by Moody’s Investors Service.